Exhibit 99.1

reAlpha Announces Effectiveness of Registration Statement for Proposed Direct Listing of Its Common Stock on Nasdaq

DUBLIN, Ohio (October 23, 2023) – reAlpha Tech Corp. (“reAlpha” or the “Company”) today announces that its registration statement on Form S-11 was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on October 20, 2023. reAlpha anticipates that its common stock will begin trading on The Nasdaq Capital Market (“Nasdaq”) under the ticker symbol “AIRE” on October 23, 2023.

“Listing on the Nasdaq represents a significant achievement for reAlpha and will advance our mission to develop, utilize and commercialize real-estate focused artificial intelligence,” stated Giri Devanur, CEO of reAlpha. “We believe that accessing the public capital markets will act as a catalyst for our growth, enabling us to expand both organically and through strategic acquisitions, broaden our investor base, and empower us to attract world-class talent.”

A copy of the prospectus related to the registration statement may be obtained by visiting the SEC website, by visiting the investor relations page on reAlpha’s website at ir.realpha.com or from reAlpha, c/o Investor Relations, 6515 Longshore Loop, Suite 100, Dublin, OH 43017.

The registration statement relating to reAlpha’s common stock has been filed with, and declared effective by, the SEC. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Maxim Group LLC acted as exclusive financial advisor to the Company in connection with the direct listing.

About reAlpha

reAlpha is a real estate technology company with a mission to develop, utilize and commercialize real-estate focused artificial intelligence (“AI”). Founded with a focus on short-term rental properties, reAlpha’s strategy involves developing and buying technologies aimed at democratizing access to this asset class. In addition to providing individual investors with access to short-term rentals, reAlpha plans to make some of its technologies available for commercial use on a licensing fee basis, pay-per-use basis or other fee arrangements. For more information about reAlpha, visit www.realpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Forward-looking statements include, among other things, statements about: reAlpha’s expectations regarding its ability to become a public company; reAlpha’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence (“AI”) industries, generally; and reAlpha’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include, without limitation, statements regarding the satisfaction of required conditions for the listing of the reAlpha common stock. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s future ability to pay contractual obligations and liquidity will depend on operating performance, cash flow and ability to secure adequate financing; reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; the inability to maintain and strengthen reAlpha’s brand and reputation; any accidents or incidents involving cybersecurity breaches and incidents; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; the inability of reAlpha to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against reAlpha; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in the prospectus. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact

ICR on behalf of reAlpha

media@realpha.com